SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2011

VASCO Data Security International, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 South Meyers Road, Suite 210

Oakbrook Terrace, Illinois 60181

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (630) 932-8844

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On August 30, 2011, VASCO Data Security International, Inc. (VASCO) issued a press release commenting on a reported security incident at DigiNotar B.V., a wholly-owned subsidiary of VASCO (DigiNotar). The press release was filed on Form 8-K dated August 31, 2011. Additional activity related to the DigiNotar security incident follows:

On September 2, 2011, VASCO issued a press release announcing it had invited the Dutch Government to jointly address the recent security incident at DigiNotar. In the press release, in the third sentence under the caption “Forward Looking Statements,” there was a reference to VASCO’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 filed with the Securities and Exchange Commission. The reference should have been to VASCO’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 filed with the Securities and Exchange Commission. The full text of the press release, as corrected, is furnished as Exhibit 99.1 and is incorporated herein by reference in its entirety.

On September 5, 2011, DigiNotar posted to its website (www.diginotar.com) an interim report prepared by Fox-IT B.V., an information technology security company, detailing preliminary findings of its review of the DigiNotar security incident. The interim report is furnished hereto as Exhibit 99.2 and is incorporated herein by reference in its entirety.

On September 5, 2011, DigiNotar issued an open statement to DigiNotar’s partners, customers, and the people of Iran related to the DigiNotar security incident. A copy of the letter is furnished hereto as Exhibit 99.3 and is incorporated by reference in its entirety.

On September 5, 2011, VASCO Data Security International, Inc. posted an open letter to VASCO shareholders on the VASCO website (www.vasco.com) related to the DigiNotar incident. A copy of the letter is furnished hereto as Exhibit 99.4 and is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following Exhibits are furnished herewith:

Exhibit Number	Description

99.1	Press Release dated September 2, 2011, as corrected.

99.2	Interim Report issued by Fox-IT BV dated September 5, 2011, related to the Investigation DigiNotar Certificate Authority Environment.

99.3	Statement issued by DigiNotar on September 5, 2011.

99.4	Letter issued by VASCO on September 5, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2011	VASCO Data Security International, Inc.

/s/ Clifford K. Bown
Clifford K. Bown
Chief Financial Officer

EXHIBIT INDEX

The following Exhibits are furnished herewith:

Exhibit Number	Description

99.1	Press Release dated September 2, 2011, as corrected.

99.2	Interim Report issued by Fox-IT BV dated September 5, 2011, related to the Investigation DigiNotar Certificate Authority Environment.

99.3	Statement issued by DigiNotar on September 5, 2011.

99.4	Letter issued by VASCO on September 5, 2011.